UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a‑12

SunEdison Semiconductor Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held on August 3, 2016.

Meeting Information
SUNEDISON SEMICONDUCTOR LIMITED	Meeting Type:	Annual Meeting

	For holders as of:	June 8, 2016

	Date:	August 3, 2016	Time:	7:00 AM CDT

	Location:	Embassy Suites Hotel
2 Convention Center Plaza
St. Charles, Missouri 63303
SUNEDISON SEMICONDUCTOR LIMITED
501 PEARL DRIVE
ST. PETERS, MO 63376
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 20, 2016 to facilitate timely delivery.

How to Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:			The Board of Directors recommends you vote FOR proposals 2 through 6

1.	Election of Directors		2.
To approve the re-appointment of KPMG LLP as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2016, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP's remuneration for services provided through the date of our 2017 Annual General Meeting of Shareholders (the "2017 AGM").

	Nominees:

	1a.	Antonio R. Alvarez

	1b.	Gideon Argov	3.
To consider as an ordinary resolution approval of the cash compensation to be paid to members of the Board of Directors from the date of the 2016 AGM through the date the 2017 AGM is held and for each approximately 12-month period thereafter

	1c.	Michael F. Bartholomeusz

	1d.	Jeffrey A. Beck	4.	To consider as an ordinary resolution authorization of the Board to allot and issue shares of the Company.

	1e.	Justine F. Lien	5.	To consider as an ordinary resolution authorization of the Board to repurchase shares of the Company.

	1f.	Shaker Sadasivam
			6.	To consider as a special resolution an amendment to our Constitution to eliminate the corporate opportunity exclusion for our former parent company.
	1g.	Abdul Jabbar Bin Karam Din

			NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.